                                                                     MAY 8, 2001

                             COMPUTATIONAL MATERIALS


                                [HOUSEHOLD LOGO]



                                  $716,730,000



                     HOUSEHOLD HOME EQUITY LOAN TRUST 2001-1

              CLOSED-END HOME EQUITY LOAN ASSET-BACKED CERTIFICATES

                                  LEAD MANAGER
                           MORGAN STANLEY DEAN WITTER

                                   CO-MANAGERS

BANC OF AMERICA SECURITIES LLC
                               CREDIT SUISSE FIRST BOSTON
                                                           SALOMON SMITH BARNEY


--------------------------------------------------------------------------------

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead manager and Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                                  $716,730,000
                     HOUSEHOLD HOME EQUITY LOAN TRUST 2001-1
                HOUSEHOLD FINANCE CORPORATION -- MASTER SERVICER
                             TRANSACTION HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
                                                                   MODIFIED
                     EXPECTED RATINGS              AVG LIFE TO    DURATION TO
                        (MOODY'S/     PRINCIPAL       CALL/         CALL/         PAYMENT WINDOW TO     INTEREST
 CLASS  DESCRIPTION       FITCH)        AMOUNT      MTY(1)(2)      MTY(1)(2)      CALL/ MTY(1)(2)      DAY COUNT       COUPON(3)
====================================================================================================================================
   A    ARM Floater      Aaa/AAA     $621,170,000  2.28/2.71    2.08/2.38     6/01-10/06 / 6/01-11/17  Actual/360  1 Mo LIBOR + [ ]%

------------------------------------------------------------------------------------------------------------------------------------
   M    ARM Floater       Aa2/AA      $95,560,000  2.28/2.71    2.07/2.36     6/01-10/06 / 6/01-11/17  Actual/360  1 Mo LIBOR + [ ]%

------------------------------------------------------------------------------------------------------------------------------------
 EQUITY    Equity        Not Rated                                          RETAINED BY SELLER
         Certificate
------------------------------------------------------------------------------------------------------------------------------------

Notes: (1)    Certificates are priced to the 15% optional clean-up call.
       (2)    Based on the pricing prepayment speed. See details below.
       (3)    Subject to the available funds cap. In any accrual period in which the master servicer has the option to purchase the home equity loans, the margin over LIBOR for the Class A and Class M
              Certificates increases to [ ]% and [ ]%, respectively.

          ISSUER:                                Household Home Equity Loan Trust 2001-1

          SELLER:                                Wholly owned subsidiaries of Household Finance Corporation

          DEPOSITOR:                             HFC Revolving Corporation

          MASTER SERVICER:                       Household Finance Corporation

          TRUSTEE:                               Bank One, National Association

          MANAGER(S):                            Morgan Stanley Dean Witter (lead manager);  Banc of America Securities LLC,
                                                 Credit Suisse First Boston, Salomon Smith Barney (co-managers)

          OFFERED CERTIFICATES:                  Class A Certificate and Class M Certificate

          EXPECTED PRICING DATE:                 May 9, 2001

          EXPECTED CLOSING DATE:                 On or about May 16, 2001 through DTC, Euroclear and Clearstream.

--------------------------------------------------------------------------------

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials.
This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead manager and Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

CUT-OFF DATE:                          Close of business on April 30, 2001

STATISTICAL CUT-OFF DATE:              Close of business on March 14, 2001

DISTRIBUTION DATES:                    The 20th day of each month or, if such day is not a business day, the next succeeding business day, beginning on June 20th, 2001.

INTEREST DAY COUNT BASIS:              Actual/360

HOME EQUITY LOANS:                     It is anticipated that there will be 9,193 of closed-end, fixed or declining rate, fully amortizing home equity loans with an aggregate principal balance of approximately $796,366,068 as of the cut-off date. The home equity loans are secured as of the cut-off date by first or second liens on one-to-four family residential properties.

                                       All of the home equity loans are simple interest home equity loans, which require that each monthly payment consist of an installment of interest which is calculated according to the simple interest method on the basis of the outstanding principal balance of that home equity loan multiplied by the applicable monthly interest rate for the number of days in the period elapsed since the preceding payment of interest was made. Generally, as payments are received, the amount received is applied first to late charges, then if permitted by law to other fees and expenses, if any, then to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance.

COLLECTION PERIOD:                     The calendar month preceding the month in which such Distribution Date occurs.

INTEREST ACCRUAL PERIOD:               The interest accrual period for the Offered Certificates with respect to any
                                       Distribution Date will be the period beginning with the previous Distribution
                                       Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 day count basis).



--------------------------------------------------------------------------------

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials.
This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead manager and Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

OPTIONAL TERMINATION/MATURITY:         On the earlier of (i) the Distribution Date on which the aggregate certificate principal balance is less than 15% of the aggregate initial certificate principal balance of the Offered Certificates; and (ii) the Distribution Date in
                                       June 2013; the master servicer (in the case of a 15% call) will have the option to purchase the remaining home equity loans from the trust, or the trustee (in the case of the June 2013 Distribution Date redemption) will begin an auction process for the sale of the remaining home equity loans. To the extent that the master servicer does not exercise its optional termination right, the trustee will begin an auction process to sell the remaining home equity loans in the trust. Generally, at the time the home equity loans are sold the outstanding principal balance of the Class A and Class M Certificates will be paid in full with accrued interest and any Class A Supplemental Interest Amount or Class M
                                       Supplemental Interest Amount. However, in certain limited circumstances (with the consent of 66 2/3% of the principal balance of each class of outstanding certificates), the home equity loans remaining in the trust after the
                                       Distribution Date in June 2013 may be sold for less than the full outstanding principal balance of and accrued interest on the Class A and Class M
                                       Certificates.

CLASS A PASS-THROUGH RATE:             The Class A Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first date on which the Optional Clean up Call is exercisable); and (ii) the Available Funds Cap.

CLASS M PASS-THROUGH RATE:             The Class M Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first date on which the Optional Clean up Call is exercisable); and (ii) the Available Funds Cap.

AVAILABLE FUNDS CAP:                   With respect to any Distribution Date, a per annum rate equal to the weighted average of the net loan rates of each home equity loan, in each case outstanding as of the first day of the related Collection Period.

CLASS A SUPPLEMENTAL INTEREST          As of any Distribution Date, the sum of (i) the excess, if any, of interest due
AMOUNT:                                on such certificates at the Class A Pass-Through Rate (without regard to the
                                       Available Funds Cap) over interest due on such certificates at a rate equal to the Available Funds Cap; (ii) any Supplemental Interest remaining unpaid from prior Distribution Dates; and (iii) interest on the amount in clause (ii) at the related Class A Pass-Through Rate (without regard to the Available Funds Cap.)

--------------------------------------------------------------------------------

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead manager and Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

CLASS M SUPPLEMENTAL INTEREST          As of any Distribution Date, the sum of (i) the excess, if any, of interest due
AMOUNT:                                on such certificates at the Class M Pass-Through Rate (without regard to the
                                       Available Funds Cap) over interest due on such certificates at a rate equal to the Available Funds Cap; (ii) any Supplemental Interest remaining unpaid from prior Distribution Dates; and (iii) interest on the amount in clause (ii) at the related Class M Pass-Through Rate (without regard to the Available Funds Cap.)

FORM OF CLASS A AND CLASS M            Book entry form, same day funds (through DTC, Euroclear and Clearstream)
CERTIFICATES:

PREPAYMENT PRICING CURVE:              0% CPR in the first month, increasing to 25% CPR over 20 months, and remaining at 25% CPR thereafter on a seasoning adjusted basis.

SUBSTITUTION ABILITY:                  Household Finance Corporation will have the right to substitute up to 30% of the outstanding principal balance of the home equity loans as of the cut-off date, subject to required eligibility criteria.

SERVICING FEE:                         50 basis points per annum on the outstanding principal balance of each home equity loan.

ADVANCES:                              The master servicer will not make advances relating to delinquent payments of principal and interest with respect to any home equity loan included in the home equity pool.

CERTIFICATE RATINGS:                   It is anticipated that the Class A Certificates will be rated Aaa by Moody's and
                                       AAA by Fitch and the Class M Certificates will be rated Aa2 by Moody's and AA by
                                       Fitch.

ERISA ELIGIBILITY:                     The Class A Certificates are expected to be ERISA eligible in accordance with the 100 holder rule. The Class M Certificates will not be ERISA eligible.

LEGAL INVESTMENT:                      The Certificates are not SMMEA eligible.

TAX STATUS:                            The Class A and Class M Certificates will be debt for federal income tax purposes.



--------------------------------------------------------------------------------

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead manager and Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

CREDIT ENHANCEMENT:                     1)        Excess Interest: Because more interest is expected to be paid by the borrowers than is necessary to pay the related servicing fee and interest on the Certificates each month, there is expected to be excess interest which may be used to make additional payments of principal on the Certificates.

                                        2)        Overcollateralization: The excess of the principal balance of the home equity loans over the principal amount of the Class A and Class
                                                  M Certificates, which may absorb some losses on the home equity loans, if not covered by excess interest. In addition to the initial overcollateralization represented by the Equity Certificate, excess interest can be distributed to the Class A and Class M Certificates as principal. This reduces the principal balance of the Class A and
                                                  Class M Certificates faster than the principal balance of the home equity loans until the Targeted Overcollateralization Amount is reached.

                                        3)        Subordination: Distribution of interest on the Class M Certificates is subordinate to distribution of interest on the Class A
                                                  Certificates. Other than amounts distributed in connection with attaining the Targeted Overcollateralization Amount, distribution of principal on the Class M Certificates is subordinate to distribution of principal on the Class A Certificates.

STEPDOWN DATE:                          The later to occur of (x) the earlier to occur of (a) the Distribution Date in
                                        November 2003, (b) the Distribution Date on which the balance of the Class A
                                        Certificate and the Class M Certificate have been reduced to zero, and (y) the first Distribution Date on which the pool balance has been reduced to 50% of the initial principal balance of the loans.

--------------------------------------------------------------------------------

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead manager and Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TARGETED OVERCOLLATERALIZATION          Prior to the Stepdown  Date, 16.5% of the initial  principal  balance of the home
AMOUNT:                                 equity loans.

                                        On and after the Stepdown Date, and assuming a trigger event is not in effect, the lesser of (A) 16.5% of the initial principal balance of the home equity loans and (B) the greater of (i) 33% of the aggregate principal balance of the home equity loans, as of the last day of the prior calendar month and (ii)
                                        $3,981,830.34. On or after the Stepdown Date, if a trigger event is in effect, the Targeted Overcollateralization Amount will be equal to the Targeted
                                        Overcollateralization Amount for the immediately preceding Distribution Date.
                                        In the event that the Targeted Overcollateralization Amount is permitted to decrease or "step down" on a Distribution Date in the future, a portion of the principal which would otherwise be distributed to the holders of the Class A and Class M Certificates on that Distribution Date will not be distributed to the holders of the Class A and Class M Certificates on that Distribution Date.
                                        This has the effect of decelerating the amortization of the Class A and Class M
                                        Certificates relative to the amortization of the home equity loans, and of reducing the overcollateralization amount.


DISTRIBUTIONS OF PRINCIPAL              Owners of the Class A and Class M Certificates will be entitled to receive
AND INTEREST:                           payments of interest  each month.  The amount of  principal  the owners of Class A and Class M Certificates are entitled to receive will vary depending on a number of factors, including the payments received on the home equity loans and the level of overcollateralization. Each month, the trustee will calculate the amounts to be paid to the owners of the Certificates.

                                        Distributions will be made on each Distribution Date to the owners of the Class A and Class M Certificates as of the record date. The record date for the Class A and
                                        M Certificates is the last day preceeding the related Distribution Date; provided, however that following the date on which definitive certificates are available, the record date is the last business day of the prior calendar month.

                                        Owners of Certificates will receive payments on each Distribution Date, to the extent of the Available Distribution Amount, as follows:

                                        (i)          to the Class A Certificates, the current interest plus the interest carry forward amount with respect to the Class A Certificates;
                                                  provided that, if the amount available is not sufficient to make a full distribution of interest with respect to the Class A
                                                  Certificates, the amount of the shortfall will be carried forward with accrued interest;

                                        (ii)         to the Class A Certificates, the Principal Carry Forward Amount with respect to the Class A Certificates;

                                        (iii)        to the Class A Certificates until the certificate principal balance of the Class A Certificates has been reduced to zero, approximately
                                                  86.67% of the Principal Distribution Amount;

--------------------------------------------------------------------------------

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead manager and Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                    (iv)        to the Class M Certificates, the current
                              interest plus the Interest Carry Forward Amount with respect to the Class M Certificates; provided that, if the amount available is not sufficient to make a full distribution of interest with respect to the Class M Certificates, the amount of the shortfall will be carried forward with accrued interest;


                    (v)         to the Class M Certificates, the Principal Carry
                              Forward Amount with respect to the Class M
                              Certificates;

                    (vi)        to the Class M Certificates until the
                              certificate principal balance of the Class M
                              Certificates has been reduced to zero,
                              approximately 13.33% of the Principal Distribution Amount;

                    (vii)       to the Class A Certificates until the
                              certificate principal balance of the Class A
                              Certificates has been reduced to zero,
                              approximately 86.67% of the Additional Principal Reduction Amount;

                    (viii)      to the Class M Certificates until the
                              certificate principal balance of the Class M
                              Certificates been reduced to zero, approximately 13.33% of the Additional Principal Reduction Amount;

                    (ix)        concurrently, to the Class A Certificates and to
                              the Class M Certificates until the certificate principal balance of each such Class A and Class M Certificate has been reduced to zero, approximately 86.67% of the Extra Principal Distribution Amount to the Class A Certificates and approximately 13.33% of the Extra Principal Distribution Amount to the Class M Certificates;

                    (x)         to the Class A Certificates and Class M
                              Certificates, their pro rata share, according to the outstanding Class A Supplemental Interest Amount and Class M Supplemental Interest Amount, as applicable, of the aggregate Class A Supplemental Interest Amount and Class M Supplemental Interest Amount;

                    (xi)        to the equity certificate, any remaining
                              Available Distribution Amount subject to certain limitations.

PROSPECTUS:         The Class A Certificates and Class M Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Class A and Class M
                    Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus.
                    To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Class A and Class M Certificates may not be consummated unless the purchaser has received the Prospectus.

                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE CLASS A OR CLASS M CERTIFICATES.


--------------------------------------------------------------------------------

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead manager and Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                             ADDITIONAL DEFINITIONS

60 DAY+ ROLLING AVERAGE:               The rolling 3 month average percentage of home equity loans that are 60 or more days delinquent.

ADDITIONAL PRINCIPAL REDUCTION         The excess of the Principal Reduction Amount over the Principal Distribution
AMOUNT:                                Amount.

AVAILABLE DISTRIBUTION AMOUNT:         The sum of (a) monthly principal and interest payments on the home equity loans from the prior collection period only, (b) insurance proceeds not considered part of principal collections and (c) any amounts required to be paid in connection with the termination of the trust.

                                       There will be no servicing advances.

EXTRA PRINCIPAL DISTRIBUTION AMOUNT:   Lesser of (i) the Monthly Excess Cashflow and (ii) the Interim
                                       Overcollateralization Deficiency.

INTEREST CARRY FORWARD AMOUNT:         Unpaid interest from prior periods plus accrued interest on such amount calculated for the related interest accrual period at the related pass-through rate in effect with respect to such class of Certificates.

INTERIM OVERCOLLATERALIZATION AMOUNT:  The aggregate principal balance of the home equity loans as of the last day of the preceding collection period less (i) the outstanding principal balance of the Class A and Class M Certificates (before taking into account any distributions of principal on that Distribution Date) and (ii) the principal collections for such Distribution Date.

INTERIM OVERCOLLATERALIZATION          The excess of the Targeted Overcollateralization Amount over the Interim
DEFICIENCY:                            Overcollateralization Amount.

MONTHLY EXCESS CASH FLOW:              The excess of (i) the excess of interest collections over interest payable on the Class A and Class M Certificates over (ii) the Additional Principal
                                       Reduction Amount.

PRINCIPAL  CARRY FORWARD AMOUNT:       Unpaid principal distributions from prior periods.

PRINCIPAL DISTRIBUTION AMOUNT:         The principal collections minus, for Distribution Dates occurring on and after the Stepdown Date and for which a Trigger Event is not in effect, the
                                       Overcollateralization Release Amount.

PRINCIPAL REDUCTION AMOUNT:            The principal balance of the Mortgage Loans at the beginning of the collection period minus (i) the principal balance of the Mortgage Loans at the end of the
                                       Collection Period and (ii) for Distribution Dates occurring on and after the
                                       Stepdown Date and for which a Trigger Event is not in effect, the
                                       Overcollateralization Release Amount.

--------------------------------------------------------------------------------

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead manager and Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

STEPPED UP ENHANCEMENT LEVEL:          Two times the 60 Day+ Rolling Average

TRIGGER EVENT:                         As of any Distribution Date, a trigger event will have occurred if the 60 Day+
                                       Rolling Average equals or exceeds one-half of the related Enhancement
                                       Percentage. A Trigger Event will not be in effect if the Enhancement Percentage on the Offered Certificates equals or exceeds the Stepped Up Enhancement Level.










--------------------------------------------------------------------------------

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead manager and Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY

                       PERCENTAGE OF CLASS A CERTIFICATE AND CLASS M CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES              PPC 0%         PPC 50%         PPC 75%        PPC 100%        PPC 125%      PPC 150%        PPC 200%
     -------------      -------------   -------------   -------------   -------------  -------------  -------------  -------------
       Closing               100%            100%           100%            100%           100%           100%            100%
       5/20/02                91              78             71              65             59             52              39
       5/20/03                90              65             54              43             34             25              10
       5/20/04                88              53             39              30             24             17               2
       5/20/05                86              43             31              22             16             11               2
       5/20/06                84              35             24              16             11              7               2
       5/20/07                81              30             19              12              7              4               1
       5/20/08                79              26             15               9              5              2               0
       5/20/09                75              22             12               6              3              1               0
       5/20/10                72              18              9               5              2              1               0
       5/20/11                68              15              7               3              1              0               0
       5/20/12                63              13              6               2              1              0               0
       5/20/13                58              10              4               2              0              0               0
       5/20/14                55               9              3               1              0              0               0
       5/20/15                52               7              3               1              0              0               0
       5/20/16                49               6              2               0              0              0               0
       5/20/17                46               5              2               0              0              0               0
       5/20/18                42               4              1               0              0              0               0
       5/20/19                38               3              1               0              0              0               0
       5/20/20                34               3              0               0              0              0               0
       5/20/21                31               2              0               0              0              0               0
       5/20/22                29               2              0               0              0              0               0
       5/20/23                26               1              0               0              0              0               0
       5/20/24                24               1              0               0              0              0               0
       5/20/25                20               1              0               0              0              0               0
       5/20/26                17               0              0               0              0              0               0
       5/20/27                13               0              0               0              0              0               0
       5/20/28                 9               0              0               0              0              0               0
       5/20/29                 4               0              0               0              0              0               0
       5/20/30                 0               0              0               0              0              0               0
       5/20/31                 0               0              0               0              0              0               0

  AVERAGE LIFE TO             14.80            5.08           3.58            2.71           2.13           1.70            1.06
  MATURITY (IN YEARS)
  AVERAGE LIFE TO              9.65            4.35           3.03            2.28           1.79           1.43            0.93
  CALL (IN YEARS)(1)

(1) Calculated using the earlier of the 15% option clean-up call and the Distribution Date in June 2013

--------------------------------------------------------------------------------

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead manager and Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                        INTEREST CAP RATES (CASH CAP)(1)

                    DATE                                                   CLASS A AND CLASS M CAP
-----------------------------------------------   -----------------------------------------------------------------
                                                                                  ACTUAL/360

                 6/20/2001                                                            9.70%
                 7/20/2001                                                           11.32
                 8/20/2001                                                           10.95
                 9/20/2001                                                           10.95
                 10/20/2001                                                          11.32
                 11/20/2001                                                          10.95
                 12/20/2001                                                          11.32
                 1/20/2002                                                           10.95
                 2/20/2002                                                           10.95
                 3/20/2002                                                           12.12
                 4/20/2002                                                           10.95
                 5/20/2002                                                           11.32
                 6/20/2002                                                           10.95
                 7/20/2002                                                           11.31
                 8/20/2002                                                           10.95
                 9/20/2002                                                           10.95
                 10/20/2002                                                          11.31
                 11/20/2002                                                          10.95
                 12/20/2002                                                          11.31
                 1/20/2003                                                           10.95
                 2/20/2003                                                           10.95
                 3/20/2003                                                           12.12
                 4/20/2003                                                           10.95
                 5/20/2003                                                           11.31
                 6/20/2003                                                           10.95
                 7/20/2003                                                           11.31
                 8/20/2003                                                           10.95
                 9/20/2003                                                           10.95
                 10/20/2003                                                          11.31
                 11/20/2003                                                          10.94
                 12/20/2003                                                          11.31
                 1/20/2004                                                           10.94



(1) Run assuming base prepayment speed, no losses and 20% 1 month LIBOR rate

--------------------------------------------------------------------------------

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead manager and Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                      INTEREST CAP RATES (CASH CAP)(CONT'D)

                    DATE                                                   CLASS A AND CLASS M CAP
-----------------------------------------------   -----------------------------------------------------------------
                                                                                  ACTUAL/360
                 2/20/2004                                                           10.94
                 3/20/2004                                                           11.70
                 4/20/2004                                                           13.38
                 5/20/2004                                                           31.70
                 6/20/2004                                                           30.69
                 7/20/2004                                                           31.72
                 8/20/2004                                                           30.71
                 9/20/2004                                                           30.71
                10/20/2004                                                           31.75
                11/20/2004                                                           30.73
                12/20/2004                                                           31.77
                 1/20/2005                                                           30.75
                 2/20/2005                                                           30.76
                 3/20/2005                                                           34.07
                 4/20/2005                                                           30.78
                 5/20/2005                                                           31.82
                 6/20/2005                                                           30.80
                 7/20/2005                                                           31.84
                 8/20/2005                                                           30.82
                 9/20/2005                                                           30.83
                10/20/2005                                                           31.87
                11/20/2005                                                           30.85
                12/20/2005                                                           31.89
                 1/20/2006                                                           30.87
                 2/20/2006                                                           30.89
                 3/20/2006                                                           34.21
                 4/20/2006                                                           30.91
                 5/20/2006                                                           31.95
                 6/20/2006                                                           30.93
                 7/20/2006                                                           31.98
                 8/20/2006                                                           30.96
                 9/20/2006                                                           30.97
                10/20/2006                                                           32.01




--------------------------------------------------------------------------------

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead manager and Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                      INTEREST CAP RATES (CASH CAP)(CONT'D)


                    DATE                                                   CLASS A AND CLASS M CAP
-----------------------------------------------   -----------------------------------------------------------------
                                                                                  ACTUAL/360

                11/20/2006                                                           30.99
                12/20/2006                                                           32.04
                 1/20/2007                                                           31.02
                 2/20/2007                                                           31.03
                 3/20/2007                                                           34.37
                 4/20/2007                                                           31.06
                 5/20/2007                                                           32.11
                 6/20/2007                                                           31.09
                 7/20/2007                                                           32.14
                 8/20/2007                                                           31.12
                 9/20/2007                                                           31.13
                10/20/2007                                                           32.18
                11/20/2007                                                           31.16
                12/20/2007                                                           32.22
                 1/20/2008                                                           31.19
                 2/20/2008                                                           31.21
                 3/20/2008                                                           33.38
                 4/20/2008                                                           31.24
                 5/20/2008                                                           32.30
                 6/20/2008                                                           31.27
                 7/20/2008                                                           32.33
                 8/20/2008                                                           31.31
                 9/20/2008                                                           31.32
                10/20/2008                                                           32.39
                11/20/2008                                                           31.36
                12/20/2008                                                           32.42
                 1/20/2009                                                           31.40
                 2/20/2009                                                           31.42
                 3/20/2009                                                           34.80
                 4/20/2009                                                           31.45
                 5/20/2009                                                           32.52
                 6/20/2009                                                           31.49
                 7/20/2009                                                           32.57


--------------------------------------------------------------------------------

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead manager and Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                      INTEREST CAP RATES (CASH CAP)(CONT'D)


                    DATE                                                   CLASS A AND CLASS M CAP
-----------------------------------------------   -----------------------------------------------------------------
                                                                                  ACTUAL/360

                 8/20/2009                                                           31.54
                 9/20/2009                                                           31.56
                10/20/2009                                                           32.63
                11/20/2009                                                           31.60
                12/20/2009                                                           32.68
                 1/20/2010                                                           31.64
                 2/20/2010                                                           31.67
                 3/20/2010                                                           35.09
                 4/20/2010                                                           31.71
                 5/20/2010                                                           32.80
                 6/20/2010                                                           31.76
                 7/20/2010                                                           32.85
                 8/20/2010                                                           31.81
                 9/20/2010                                                           31.84
                10/20/2010                                                           32.93
                11/20/2010                                                           31.89
                12/20/2010                                                           32.98
                 1/20/2011                                                           31.95
                 2/20/2011                                                           31.97
                 3/20/2011                                                           35.43
                 4/20/2011                                                           32.03
                 5/20/2011                                                           33.13
                 6/20/2011                                                           32.09
                 7/20/2011                                                           33.19
                 8/20/2011                                                           32.15
                 9/20/2011                                                           32.19
                10/20/2011                                                           33.29
                11/20/2011                                                           32.25
                12/20/2011                                                           33.36
                 1/20/2012                                                           32.32
                 2/20/2012                                                           32.36
                 3/20/2012                                                           34.63
                 4/20/2012                                                           32.43


--------------------------------------------------------------------------------

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead manager and Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                      INTEREST CAP RATES (CASH CAP)(CONT'D)

                    DATE                                                   CLASS A AND CLASS M CAP
-----------------------------------------------   -----------------------------------------------------------------
                                                                                  ACTUAL/360

                 5/20/2012                                                           33.55
                 6/20/2012                                                           32.50
                 7/20/2012                                                           33.63
                 8/20/2012                                                           32.58
                 9/20/2012                                                           32.62
                10/20/2012                                                           33.75
                11/20/2012                                                           32.71
                12/20/2012                                                           33.84
                 1/20/2013                                                           32.79
                 2/20/2013                                                           32.84
                 3/20/2013                                                           36.41
                 4/20/2013                                                           32.93
                 5/20/2013                                                           34.08
                 6/20/2013                                                           33.03
                 7/20/2013                                                           34.18
                 8/20/2013                                                           33.13
                 9/20/2013                                                           31.13
                10/20/2013                                                           32.18
                11/20/2013                                                           31.16
                12/20/2013                                                           32.22
                 1/20/2014                                                           31.20
                 2/20/2014                                                           31.22
                 3/20/2014                                                           34.59
                 4/20/2014                                                           31.26
                 5/20/2014                                                           32.32
                 6/20/2014                                                           31.30
                 7/20/2014                                                           27.34
                 8/20/2014                                                           16.21
                 9/20/2014                                                           16.43
                10/20/2014                                                           17.22
                11/20/2014                                                           16.92
                12/20/2014                                                           17.76
                 1/20/2015                                                           17.47



--------------------------------------------------------------------------------

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead manager and Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                      INTEREST CAP RATES (CASH CAP)(CONT'D)


                    DATE                                                   CLASS A AND CLASS M CAP
-----------------------------------------------   -----------------------------------------------------------------
                                                                                  ACTUAL/360

                 2/20/2015                                                           17.77
                 3/20/2015                                                           20.03
                 4/20/2015                                                           18.43
                 5/20/2015                                                           19.42
                 6/20/2015                                                           19.19
                 7/20/2015                                                           20.26
                 8/20/2015                                                           20.06
                 9/20/2015                                                           20.55
                10/20/2015                                                           21.79
                11/20/2015                                                           21.66
                12/20/2015                                                           23.02
                 1/20/2016                                                           22.96
                 2/20/2016                                                           23.71
                 3/20/2016                                                           26.23
                 4/20/2016                                                           25.45
                 5/20/2016                                                           27.34
                 6/20/2016                                                           27.58
                 7/20/2016                                                           29.81
                 8/20/2016                                                           30.28
                 9/20/2016                                                           31.92
                10/20/2016                                                           34.93
                11/20/2016                                                           35.98
                12/20/2016                                                           39.84
                 1/20/2017                                                           41.61
                 2/20/2017                                                           45.32
                 3/20/2017                                                           55.26
                 4/20/2017                                                           55.73
                 5/20/2017                                                           65.45
                 6/20/2017                                                           73.73
                 7/20/2017                                                           91.69
                 8/20/2017                                                          112.32
                 9/20/2017                                                          154.75
                10/20/2017                                                          262.05

--------------------------------------------------------------------------------

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead manager and Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                               COLLATERAL SUMMARY
                       AS OF THE STATISTICAL CUT-OFF DATE


NUMBER OF MORTGAGE LOANS                                                            9,822
TOTAL OUTSTANDING PRINCIPAL BALANCE                                                 $847,544,168
APPROXIMATE MINIMUM CURRENT PRINCIPAL BALANCE                                       $5,311
APPROXIMATE MAXIMUM CURRENT PRINCIPAL BALANCE                                       $381,236
AVERAGE CURRENT PRINCIPAL BALANCE                                                   $86,290
RANGE OF LOAN RATES                                                                 8.00% to 23.90%
WEIGHTED AVERAGE LOAN RATE                                                          11.81%
RANGE OF ORIGINAL TERMS TO MATURITY                                                 48 to 360 months
WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY                                          304 months
RANGE OF REMAINING TERMS TO MATURITY                                                16 to 357 months
WEIGHTED AVERAGE REMAINING TERM                                                     289 months
RANGE OF COMBINED LOAN-TO-VALUE RATIOS                                              7.81% to 115.00%
WEIGHTED AVERAGE COMBINED LOAN TO VALUE RATIO                                       99.26%




--------------------------------------------------------------------------------

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead manager and Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

               CURRENT PRINCIPAL BALANCES OF THE HOME EQUITY LOANS

                                                                                                        % OF HOME EQUITY
                                                                               AGGREGATE               LOANS BY AGGREGATE
CURRENT PRINCIPAL BALANCES                     NUMBER OF                       PRINCIPAL                    PRINCIPAL
OF THE HOME EQUITY LOANS                   HOME EQUITY LOANS                    BALANCE                      BALANCE
-----------------------------------------------------------------------------------------------------------------------------
$5,000.01   -   10,000.00                            42                      $      352,271                     0.04%
10,000.01   -   20,000.00                           448                           7,106,028                     0.84
20,000.01   -   30,000.00                           792                          19,925,262                     2.35
30,000.01   -   40,000.00                           970                          33,885,512                     4.00
40,000.01   -   50,000.00                           904                          40,583,169                     4.79
50,000.01   -   60,000.00                           792                          43,524,161                     5.14
60,000.01   -   70,000.00                           759                          49,354,001                     5.82
70,000.01   -   80,000.00                           688                          51,478,076                     6.07
80,000.01   -   90,000.00                           600                          51,062,379                     6.02
90,000.01   -  100,000.00                           540                          51,116,406                     6.03
100,000.01  -  110,000.00                           512                          53,712,791                     6.34
110,000.01  -  120,000.00                           466                          53,551,881                     6.32
120,000.01  -  130,000.00                           384                          47,994,766                     5.66
130,000.01  -  140,000.00                           358                          48,324,075                     5.70
140,000.01  -  150,000.00                           290                          42,118,140                     4.97
150,000.01  -  200,000.00                           829                         142,204,726                    16.78
200,000.01  -  250,000.00                           281                          62,161,072                     7.33
250,000.01  -  300,000.00                           106                          28,997,366                     3.42
300,000.01 and above                                 61                          20,092,088                     2.37
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                                            9,822                      $  847,544,168                   100.00%

Minimum Current Principal Balance:         $5,311
Maximum Current Principal Balance:       $381,236
Average Current Principal Balance:        $86,290




--------------------------------------------------------------------------------

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead manager and Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                     INTEREST RATES OF THE HOME EQUITY LOANS

                                                                                                        % OF HOME EQUITY
                                                                              AGGREGATE                LOANS BY AGGREGATE
                                               NUMBER OF                      PRINCIPAL                    PRINCIPAL
INTEREST RATE (%)                          HOME EQUITY LOANS                   BALANCE                      BALANCE
-----------------------------------------------------------------------------------------------------------------------------
8.000  -  8.999                                     70                      $   11,796,549                      1.39%
9.000  -  9.999                                    710                          90,673,957                     10.70
10.000 - 10.999                                  1,616                         188,570,033                     22.25
11.000 - 11.999                                  3,036                         293,728,865                     34.66
12.000 - 12.999                                  1,528                         128,731,069                     15.19
13.000 - 13.999                                  1,088                          62,625,961                      7.39
14.000 - 14.999                                    938                          40,142,016                      4.74
15.000 - 15.999                                    521                          20,089,347                      2.37
16.000 - 16.999                                    175                           6,312,808                      0.74
17.000 - 17.999                                     92                           3,336,430                      0.39
18.000 - 18.999                                     39                           1,281,105                      0.15
19.000 - 19.999                                      2                              67,632                      0.01
20.000 - 20.999                                      3                              89,224                      0.01
21.000 - 21.999                                      1                              10,556                      0.00
23.000 - 23.999                                      3                              88,616                      0.01

-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                                            9,822                     $  847,544,168                    100.00%

Minimum Mortgage Coupon Rate:                      8.00%
Maximum Mortgage Coupon Rate:                     23.90%
Weighted Average Mortgage Coupon Rate:            11.81%



--------------------------------------------------------------------------------

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead manager and Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

              ORIGINAL COMBINED LTV RATIOS OF THE HOME EQUITY LOANS

                                                                                                 % OF HOME EQUITY
                                                                         AGGREGATE              LOANS BY AGGREGATE
ORIGINAL COMBINED                            NUMBER OF                   PRINCIPAL                  PRINCIPAL
LTV RATIO (%)                            HOME EQUITY LOANS                BALANCE                    BALANCE
---------------------------------------------------------------------------------------------------------------------
0.01    -   30.00                                101                     $  3,244,138                   0.38%
30.01   -   40.00                                118                        4,389,013                   0.52
40.01   -   50.00                                157                        8,502,142                   1.00
50.01   -   60.00                                209                       10,815,403                   1.28
60.01   -   70.00                                302                       17,635,565                   2.08
70.01   -   80.00                                482                       31,138,870                   3.67
80.01   -   90.00                              1,062                       76,114,244                   8.98
90.01   -  100.00                              1,947                      153,109,731                  18.07
100.01  -  110.00                              4,467                      433,072,850                  51.10
110.01  -  115.00                                977                      109,522,212                  12.92
---------------------------------------------------------------------------------------------------------------------

TOTAL:                                         9,822                    $ 847,544,168                 100.00%

Minimum CLTV:                   7.81%
Maximum CLTV:                 115.00%
Weighted Average CLTV:         99.26%

--------------------------------------------------------------------------------

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead manager and Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

    GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE HOME EQUITY LOANS

                                                                                               % OF HOME EQUITY
                                                                        AGGREGATE             LOANS BY AGGREGATE
                                            NUMBER OF                   PRINCIPAL                  PRINCIPAL
STATE                                   HOME EQUITY LOANS                BALANCE                    BALANCE
---------------------------------------------------------------------------------------------------------------------
Alabama                                        187                    $ 12,440,349                    1.47%
Arizona                                        184                      14,431,131                    1.70
California                                   1,660                     175,757,564                   20.74
Colorado                                       104                      14,544,838                    1.72
Connecticut                                    158                      12,777,587                    1.51
Delaware                                        65                       5,792,514                    0.68
District of Columbia                            16                       1,225,467                    0.14
Florida                                        632                      56,683,895                    6.69
Georgia                                        205                      13,204,579                    1.56
Idaho                                           81                       6,721,515                    0.79
Illinois                                       212                      17,202,824                    2.03
Indiana                                        136                       8,342,780                    0.98
Iowa                                            48                       3,932,124                    0.46
Kansas                                         127                       8,114,565                    0.96
Kentucky                                        47                       4,458,175                    0.53
Louisiana                                       47                       2,718,280                    0.32
Maine                                           11                         970,676                    0.11
Maryland                                       444                      31,145,696                    3.67
Massachusetts                                  291                      25,040,785                    2.95
Michigan                                       698                      45,322,323                    5.35
Minnesota                                       64                       8,080,337                    0.95
Mississippi                                     27                       1,097,966                    0.13
Missouri                                       323                      25,365,696                    2.99
Montana                                         11                         780,165                    0.09
Nebraska                                        43                       4,265,360                    0.50
Nevada                                          92                       9,763,007                    1.15
New Hampshire                                   85                       6,400,966                    0.76
New Jersey                                     459                      36,789,199                    4.34
New Mexico                                      32                       3,328,404                    0.39
New York                                       940                      79,670,989                    9.40
North Carolina                                 216                      15,528,701                    1.83


--------------------------------------------------------------------------------

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead manager and Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                                                                                               % OF HOME EQUITY
                                                                        AGGREGATE             LOANS BY AGGREGATE
                                            NUMBER OF                   PRINCIPAL                  PRINCIPAL
STATE                                   HOME EQUITY LOANS                BALANCE                    BALANCE
---------------------------------------------------------------------------------------------------------------------
Oklahoma                                        43              3,704,117                              0.44
Oregon                                         138              14,640,843                             1.73
Pennsylvania                                   755              50,501,248                             5.96
Rhode Island                                    32              3,247,667                              0.38
South Carolina                                 178              13,105,624                             1.55
South Dakota                                     1              76,063                                 0.01
Tennessee                                      147              14,314,557                             1.69
Utah                                            65              7,461,951                              0.88
Virginia                                       391              33,180,235                             3.91
Washington                                     363              48,431,869                             5.71
West Virginia                                    4              228,046                                0.03
Wisconsin                                       55              6,185,781                              0.73
Wyoming                                          5              567,711                                0.07
---------------------------------------------------------------------------------------------------------------------

TOTAL:                                       9,822              $847,544,168                         100.00%

The mortgaged properties are located in a total of 44 states and the District of Columbia



--------------------------------------------------------------------------------

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead manager and Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                     OCCUPANCY TYPE OF THE HOME EQUITY LOANS

                                                                                                        % OF HOME EQUITY
                                                                              AGGREGATE                LOANS BY AGGREGATE
                                               NUMBER OF                      PRINCIPAL                    PRINCIPAL
OCCUPANCY TYPE                             HOME EQUITY LOANS                   BALANCE                      BALANCE
-----------------------------------------------------------------------------------------------------------------------------
Primary Residence                                9,740                       $  842,095,476                  99.36%
Investor Property                                   82                            5,448,693                   0.64
-----------------------------------------------------------------------------------------------------------------------------

TOTAL:                                           9,822                       $  847,544,168                 100.00%




                     LIEN PRIORITY OF THE HOME EQUITY LOANS

                                                                                                        % OF HOME EQUITY
                                                                              AGGREGATE                LOANS BY AGGREGATE
                                               NUMBER OF                      PRINCIPAL                    PRINCIPAL
LIEN PRIORITY                              HOME EQUITY LOANS                   BALANCE                      BALANCE
-----------------------------------------------------------------------------------------------------------------------------
First Lien                                       7,073                      $  729,974,866                   86.13%
Second Lien                                      2,749                         117,569,302                   13.87
-----------------------------------------------------------------------------------------------------------------------------

TOTAL:                                           9,822                      $  847,544,168                  100.00%




--------------------------------------------------------------------------------

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead manager and Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

              REMAINING TERM TO MATURITY OF THE HOME EQUITY LOANS

                                                                                                        % OF HOME EQUITY
                                                                              AGGREGATE                LOANS BY AGGREGATE
REMAINING TERM                                 NUMBER OF                      PRINCIPAL                    PRINCIPAL
TO MATURITY (MONTHS)                       HOME EQUITY LOANS                   BALANCE                      BALANCE
-----------------------------------------------------------------------------------------------------------------------------
12  -  60                                          124                      $    3,232,934                    0.38%
61  - 120                                          734                          32,184,728                    3.80
121 - 180                                        2,234                         124,119,605                   14.64
181 - 240                                        1,437                         113,803,931                   13.43
241 - 300                                          355                          39,739,846                    4.69
301 - 360                                        4,938                         534,463,124                   63.06
-----------------------------------------------------------------------------------------------------------------------------

TOTAL:                                           9,822                      $  847,544,168                  100.00%

Minimum Remaining Term:                   16 months
Maximum Remaining Term:                  357 months
Weighted Average Remaining Term:         289 months



                  YEAR OF ORIGINATION OF THE HOME EQUITY LOANS

                                                                                                     % OF HOME EQUITY
                                                                            AGGREGATE               LOANS BY AGGREGATE
                                             NUMBER OF                      PRINCIPAL                    PRINCIPAL
YEAR OF ORIGINATION                      HOME EQUITY LOANS                   BALANCE                      BALANCE
-------------------------------------------------------------------------------------------------------------------------
1995 and before                                  65                        $   1,886,456                     0.22%
1996                                            198                           12,091,934                     1.43
1997                                            609                           32,698,086                     3.86
1998                                          1,214                           89,035,397                    10.51
1999                                          2,205                          210,707,200                    24.86
2000                                          5,531                          501,125,095                    59.13
-------------------------------------------------------------------------------------------------------------------------

TOTAL:                                        9,822                        $ 847,544,168                   100.00%




--------------------------------------------------------------------------------

This information is being furnished to you by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney and not the issuer of the securities or any of its affiliates. The issuer of the securities has not prepared these materials. This information is being delivered to a specific number of prospective investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that we consider reliable. Neither we nor the issuer of the securities or any of its affiliates make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus and related Supplement ("Prospectus") will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. We each disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. We and others associated with us may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead manager and Banc of America Securities LLC, Credit Suisse First Boston, and Salomon Smith Barney are acting as co-managers and none of the managers are acting as agent for the issuer or its affiliates in connection with the proposed transaction. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------